SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  April 24, 1997
                                                             (April 23, 1997)

                               FIRST USA, INC.
              (Exact Name of Registrant as Specified in Charter)

           DELAWARE                1-11-3030            75-2291060
           (State or Other         (Commission         (IRS Employer
           Jurisdiction            File Number)        Identification No.)
           of Incorporation)

               1601 ELM STREET, 47TH FLOOR, DALLAS, TEXAS       75201
               (Address of Principal Executive Offices)       (Zip Code)

                                    214-849-2000
               (Registrant's telephone number, including area code)


          ITEM 5.  OTHER EVENTS

               On April 24, 1997, First USA, Inc., a Delaware corporation ("First USA"), issued a press release announcing its earnings and results of operations for the quarter ended March 31, 1997 and the restatement of its financial statements. A copy of such press release is attached as an exhibit hereto and is incorporated by reference herein.

               In addition, First USA and Banc One Corporation, an Ohio corporation ("Banc One"), entered into an amendment (the "Amendment"), dated as of April 23, 1997, to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of January 19, 1997, between First USA and Banc One. Pursuant to the Amendment, Banc One acknowledged that the earnings restatement reported on April 24, 1997 by First USA and related accounting policy changes and amendments to First USA's public filings were being made with Banc One's knowledge and that such matters will not serve as a basis on which Banc One may terminate the Merger Agreement or the basis on which First USA may be deemed to be in breach of the Merger Agreement. The Amendment also deletes from the Merger Agreement First USA's right to terminate the Merger Agreement if the average trading price of Banc One's common stock in a specified period prior to the scheduled closing date of the merger is less than $38.60. The exchange ratio of
          1.1659 shares of Banc One common stock for each share of First USA common stock and all other terms of the Merger Agreement remain unchanged.

               Consummation of the transactions contemplated by the Merger Agreement is subject to the terms and conditions contained in the Merger Agreement, including, among other things, the receipt of approval of the merger by the respective shareholders of First USA and Banc One and the receipt of certain regulatory approvals. The merger and the transactions contemplated by the Merger Agreement will be submitted for approval at meetings of the shareholders of First USA and Banc One that are expected to take place in the second quarter of 1997.

               A copy of the Amendment is incorporated by reference as an exhibit hereto and is incorporated by reference herein.

          ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)   Exhibits

          Exhibit 2.1 Amendment, dated as of April 23, 1997, to Agreement and Plan of Merger, dated as of January 19, 1997, between Banc One Corporation and First USA, Inc. (Incorporated by reference from Exhibit
                         2.2 to the Banc One Corporation Current
                         Report on Form 8-K filed April 24, 1997
                         (File No. 1-8552))

          Exhibit 99.1   Press Release, dated April 24, 1997,
                         issued by First USA, Inc.


                                  SIGNATURE

               Pursuant to the requirements of the Securities
          Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Date:  April 24, 1997

                                   FIRST USA, INC.
                                     (Registrant)

                                   By: /s/ Philip E. Taken

                                   Name:  Philip E. Taken
                                   Title: Senior Vice President and
                                            General Counsel


                                EXHIBIT INDEX

          Exhibit

          Exhibit 2.1 Amendment, dated as of April 23, 1997, to Agreement and Plan of Merger, dated as of January 19, 1997, between Banc One Corporation and First USA, Inc. (Incorporated by reference from Exhibit
                         2.2 to the Banc One Corporation Current
                         Report on Form 8-K filed April 24, 1997
                         (File No. 1-8552))

          Exhibit 99.1   Press Release, dated April 24, 1997,
                         issued by First USA, Inc.